_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  October 30, 1997



                   HEADLANDS MORTGAGE SECURITIES INC.
     -----------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-32485        68-0397342
----------------------------   ------------    ----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)



     700 Larkspur Landing Circle
     Suite 240
     Larkspur, California                            94939
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (415) 461-6790
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, concurrently with the filing of this Current Report on Form 8-K (the "Form 8-K"), Headlands Mortgage Securities Inc. (the "Company") is filing an Opinion re Tax Matters (the "Opinion") with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-5.

     The Opinion is filed as Exhibit 8.1.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1  Opinion of Brown & Wood LLP re Tax Matters.


--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 28, 1997 and prospectus supplement dated October 28, 1997, of the Company, relating to its Mortgage Pass-Through Certificates, Series 1997-5.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEADLANDS MORTGAGE SECURITIES INC.


                              By: /s/ Kristen R. Decker
                                  --------------------------
                                  Name:  Kristen R. Decker
                                  Title: Vice President


Dated:  November 5, 1997



                               Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

8.1       Opinion of Brown & Wood LLP re Tax matters                     5



                                Exhibit 8.1
                                -----------

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599



                                   October 30, 1997


Headlands Mortgage Securities Inc.
700 Larkspur Landing Circle
Suite 240
Larkspur, California 94939

Fitch Investors Service, L.P.
One State Street Plaza, 34th Floor
New York, New York 10004

Moody's Investors Service
99 Church Street
New York, New York 10007

          Re:  Headlands Mortgage Securities Inc.,
               Mortgage Pass-Through Certificates
               Series 1997-5
               ----------------------------------

Ladies and Gentlemen:

     We have acted as special tax counsel for Headlands Mortgage Securities Inc. (the "Company"), a Delaware corporation, in connection with the sale by the Company, and the purchase by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Salomon Brothers Inc ("Salomon Brothers" and together with DLJ, the "Underwriters") pursuant to separate underwriting agreements (each, an "Underwriting Agreement") (i) dated October 28, 1997, among the Company, Headlands Mortgage Company ("HMC") and DLJ and (ii) dated October 28, 1997 among the Company, HMC and Salomon Brothers, of certificates entitled Mortgage Pass-Through Certificates, Series 1997-5, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-II-1, Class A-II-2, Class A-II-3, Class X, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 (the "Underwritten Certificates"). In connection with such purchase, we have also acted in a separate capacity as counsel to the Underwriters. The Underwritten Certificates, together with the Mortgage Pass-Through Certificates, Series 1997-5, Class B-4, Class B-5 and Class B-6, comprise the entire issue of certificates entitled Mortgage Pass-Through Certificates, Series 1997-5 (collectively, the "Certificates"). The Certificates are issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1997, among the Company, The Bank of New York, as trustee (the "Trustee"), and HMC, as seller and master servicer. The Certificates evidence in the aggregate the entire beneficial interest in a trust (the "Trust") consisting primarily of a pool of certain conventional, fixed-rate, one- to four-family first mortgage loans. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined the following documents:

          (a) Signed copies of the Company's registration statement (No. 333-32485) on Form S-3 filed by the Company with the Securities and Exchange Commission relating to Certificates (the registration statement in the form in which it became effective (excluding any exhibits filed therewith or any information incorporated by reference therein) being hereinafter called the "Registration Statement").

          (b) The Prospectus dated October 28, 1997 (the "Base Prospectus"), as supplemented by the Prospectus Supplement dated October 28, 1997 (the "Prospectus Supplement"), in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the Base Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

          (c)  A copy of the Pooling and Servicing Agreement.

          (d)  Specimens of each Class of Certificates.

     In addition, we have also examined such other documents and reviewed such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     Our opinions are also based on the assumption that there are no agreements or understandings with respect to the transactions contemplated in the documents other than those contained in the documents. Furthermore, our opinions are based on the assumption that all parties to the documents will comply with the terms thereof, including all tax reporting requirements contained therein.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and of public officials and agencies.

     Assuming compliance with the pertinent provisions of the Pooling and Servicing Agreement, as of October 30, 1997, the Master REMIC and the Subsidiary REMIC will each qualify as a "real estate mortgage investment conduit" (each, a "REMIC") as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Certificates, other than the Class R-1 and Class R-2 Certificates, will constitute "regular interests" in the Master REMIC, and the Class R-2 and Class R-1 Certificates will each represent beneficial ownership of a single class of "residual interests" in each of the Master REMIC and the Subsidiary REMIC, respectively.

     The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                   Very truly yours,


                                   /s/ Brown & Wood LLP